UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2026

COFFEE HOLDING CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-32491	11-2238111
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.001 Per Share	JVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2026, the compensation committee (the “Committee”) of the board of directors of Coffee Holding Co., Inc., a Nevada corporation (the “Company”) authorized and approved Amendment No. 2 to the Amended and Restated Employment Agreement by and between the Company and Andrew Gordon, the Company’s President and Chief Executive Officer (the “Employment Agreement”). Amendment No. 2 was executed by the Company and Mr. Gordon on August 31, 2026.

The changes to the Employment Agreement resulting from Amendment No. 2 are to:

●	Restore Mr. Gordon’s base salary to $450,000 per annum effective as of February 1, 2026, effectively reversing Amendment No. 1 to the Employment Agreement which had decreased Mr. Gordon’s base salary to $80,000 per annum. Amendment No. 2 provides for Mr. Gordon to receive a make-whole payment as soon as practicable after Amendment No. 2 is executed for the amount of base salary he would have received since February 1, 2026 had his base salary been paid at the rate of $450,000 per annum; and

●	Eliminate the incentive bonus that had been provided for in Amendment No. 1 to the Employment Agreement. Under Amendment No. 1, Mr. Gordon would have been eligible for an incentive bonus in the amount of $1.6 million if he remained employed with the Company until January 1, 2030.

The foregoing description of Amendment No. 2 is a summary only and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2, dated August 31, 2026, to the Amended and Restated Employment Agreement by and between Coffee Holding Co., Inc. and Andrew Gordon.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2026	Coffee Holding Co., Inc.
(Registrant)

	By:	/s/ Andrew Gordon
Andrew Gordon
President and Chief Executive Officer